UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VirnetX Holding Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VirnetX Holding Corporation
Notice of 2010 Annual Meeting and Proxy Statement
To the Stockholders of VirnetX Holding Corporation:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of VirnetX Holding Corporation, a Delaware corporation (the “Company”), will be held at 10:00 a.m., Pacific Time, on Friday, June 4, 2010, at the offices of Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, California 94025 for the following purposes:
(1)	to elect one Class III director to serve a term of three years, until his resignation or until his successor is duly elected or appointed;
(2)	to ratify the appointment by our Audit Committee of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and
(3)	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Our Board of Directors has fixed the close of business on April 28, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

By Order of our Board of Directors

/s/ Lowell D. Ness

Lowell D. Ness
Secretary
Menlo Park, California
April 29, 2010
Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting To Be Held on June 4, 2010.
Our proxy statement, proxy card and annual report to stockholders for the year ended December 31, 2009 are available at http://phx.corporate-ir.net/phoenix.zhtml?c=67430&p=irol-reportsAnnual.

ANNUAL MEETING OF STOCKHOLDERS
OF
VIRNETX HOLDING CORPORATION

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of VirnetX Holding Corporation, a Delaware corporation (“we,” “us,” the “Company” or “VirnetX”), of proxies from the holders of our common stock, par value $0.0001 per share (the “Common Stock”), for use in voting at an Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on June 4, 2010, at 10:00 a.m., Pacific Time, at the offices of Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, California 94025, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.
The mailing date of this Proxy Statement is on or about May 3, 2010.
The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting, this Proxy Statement and the proxies is to be borne by the Company.
It is extremely important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you are urged to, as promptly as possible, return your proxy. If you own your shares through a broker or nominee, please follow the instructions on the attached voter instruction form, or contact your broker or nominee. If your shares are held in your name, you have three options for returning your proxy: (1) by mail; (2) by fax to (303) 282-4986; or (3) by the Internet at vote.corporatestock.com, using the unique control number printed on the proxy statement ballot. If you choose to return your proxy by mail, then mark, sign, date and mail back the enclosed form of proxy, which requires no postage if mailed in the United States. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to our Secretary, or by attending and voting in person at the Annual Meeting.
Our principal executive offices are located at 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066. Our website is http://www.virnetx.com.
YOUR VOTE IS IMPORTANT!
Whether You Own One Share Or Many, Your Prompt Cooperation In Voting Your
Proxy Is Greatly Appreciated.

PURPOSE OF THE MEETING
At our Annual Meeting, our stockholders will consider and vote to (1) elect one Class III director (“Proposal I”); and (2) ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2010 (“Proposal II”).
Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of Proposal I for the Class III director nominee and in favor of Proposal II. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
The close of business on April 28, 2010 has been fixed by our Board as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, our Annual Meeting and any adjournments or postponements thereof. As of the Record Date there were 43,704,663 shares of Common Stock issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to come before our Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain abstentions will be deemed present at the Annual Meeting for the purpose of determining the presence of a quorum.
The affirmative vote of a plurality of the aggregate number of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to elect the nominee to serve on our Board pursuant to Proposal I. Shares abstaining with respect to Proposal I will be considered as votes represented and entitled to vote for purposes of determining the presence of a quorum. However, because an affirmative vote of a plurality of the aggregate number of shares of the Common Stock cast at the Annual Meeting is required to elect the nominee, an abstention, with respect to the nominee, will have the same effect as a vote “AGAINST” the election of such nominee. Please see the “Important Additional Voting Information for the Annual Meeting” notice on page 6.
The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required for approval of Proposal II. Shares abstaining with respect to Proposal II will be considered as votes represented and entitled to vote for purposes of determining the presence of a quorum. However, because the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal II, abstentions will have the same effect as a vote “AGAINST” Proposal II.

General Questions and Answers about this Proxy Material and Voting
Why am I receiving these materials?
We sent you this proxy statement and the enclosed proxy card because the Board of Directors of VirnetX Holding Corporation (the “Board”) is soliciting your proxy to vote at our Annual Meeting to be held on June 4, 2010. You are invited to attend our Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote your shares by fax or via the Internet. Even if you plan to attend our Annual Meeting, it is a good idea to, in advance of the Annual Meeting, indicate your preferences on the enclosed proxy card, and then date, sign and return your proxy card, or vote your shares by fax or via the Internet, just in case your plans change and you are unable to attend the Annual Meeting. If you own your shares through a bank or brokerage firm, please follow the instructions on the attached voter instruction form, or contact your bank or broker.
We intend to mail this Proxy Statement and accompanying proxy card on or about May 3, 2010 to all stockholders of record entitled to vote at the Annual Meeting.
Who pays for the expenses of soliciting the proxies and what are the means of solicitation?
The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic, facsimile or electronic communications with, stockholders or their personal representatives by our directors, officers and employees, who will not be specially compensated for such services.
What dissenters’ rights of appraisal do I have?
There are no dissenters’ rights of appraisal with respect to the matters to be acted upon at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 28, 2010 will be entitled to vote at our Annual Meeting. On this Record Date, there were 43,704,663 shares of Common Stock outstanding and entitled to vote.
What am I voting on?
Our stockholders will vote on the following two matters at the Annual Meeting:
•	election of one Class III director to serve a term of three years, until his resignation, or until his successor is duly elected or appointed; and
•	ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2010.

How do I vote?
You may either vote “FOR” the nominee to the Board or you may “WITHHOLD” your vote for the nominee. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you own as of April 28, 2010, the Record Date.
Will there be any other items of business on the agenda?
We do not know of any business to be considered at the Meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the Annual Meeting pursuant to guidelines described in our bylaws, the accompanying proxy gives discretionary authority to the person named on the proxy with respect to any other matters that might be brought before the meeting. That person intends to vote the proxy in accordance with his best judgment.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the director nominee and “FOR” the other proposal made in this Proxy Statement. If any other matter is properly presented at the meeting, your proxy will vote your shares using his best judgment.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at our Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following three ways:
•	you may submit another properly completed proxy card with a later date;
•	you may send a written notice that you are revoking your proxy to VirnetX Holding Corporation at 5615 Scotts Valley Drive, Suite 110 Scotts Valley, California 95066; or
•	you may attend the Annual Meeting and vote in person.
How are votes counted?
For Proposal I, you may vote “FOR” the director nominee or you may elect to have your vote “WITHHELD” with respect to the director nominee. Votes that are withheld will be excluded entirely and will have no effect in the election of the director. Similarly, if you hold your shares in a brokerage account in your broker’s name, or street name, and you do not vote or instruct the broker how to vote the shares, or your broker does not have discretionary authority to vote in the election of the director, your shares will have no effect in the election of the director.

For Proposal II, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you vote to abstain on Proposal II, your abstention will have the same effect as a vote against the proposal. If you hold your shares in street name and you do not vote or instruct the broker how to vote the shares, or your broker does not have discretionary authority to vote, your shares will not be counted in the tally of the number of shares cast on Proposal II and therefore may have the effect of reducing the number of shares needed to approve the proposal.
Finally, if you sign and return your proxy card with no further instructions, your shares will be counted as a vote “FOR” the director nominee and “FOR” the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. In addition, the proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.
How many votes are required for the approval of each item?
There are differing vote requirements for the various proposals:
•
one director nominee shall be elected by a plurality of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of the director; and/or

•
the appointment of our independent registered public accounting firm will be approved if at least a majority of the shares of our common stock present or represented by proxy at the Annual Meeting, and entitled to vote on the appointment of our independent registered public accounting firm, is cast “FOR” the proposal.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by stockholders present at the meeting or by proxy. On the record date, there were a total of 43,704,663 shares of Common Stock outstanding and entitled to vote. Thus, 21,852,332 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy or if you vote in person at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.
How does the Board recommend voting on the proposals?
Our Board recommends that you vote your shares “FOR” the Class III director nominee to the Board; and “FOR” the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the United States Securities and Exchange Commission (“SEC”) called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please: (1) mail your written request to VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066 Attn: Investor Relations, or (2) call our Investor Relations department at (831) 438-8200. Additional copies of the proxy materials will be sent promptly after receipt of your request. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
What does it mean if I receive more than one proxy card?
It means that you hold shares in more than one account. To ensure that all your shares are voted, sign and return each card.
Who tabulates the votes and how will I know the results of the voting at the Annual Meeting?
The votes will be tabulated by an independent inspector of election, who will be a representative of our transfer agent, Corporate Stock Transfer, Inc.
We will announce preliminary voting results at the Annual Meeting. We will publish the preliminary, or if available, final, voting results in a Current Report on Form 8-K to be filed with the SEC on or before the fourth business day following the date of our Annual Meeting. If not published in an earlier Current Report on Form 8-K, we will publish the final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the final voting results are known. You may obtain a copy free of charge from our Internet website at http://www.virnetx.com, by contacting our Investor Relations Department at (831) 438-8200, or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the online EDGAR system at www.sec.gov.
How do I contact the Board?
You can send written communications to our Board or any individual director in accordance with our bylaws, addressed to:
Board of Directors
(or Nominating and Corporate Governance Committee, or name of individual director)
c/o Secretary
VirnetX Holding Corporation
5615 Scotts Valley Drive, Suite 110
Scotts Valley, California 95066

Our Secretary will then direct such communications to the relevant director(s), except for solicitations or other matters unrelated to us.
Where are our principal executive offices?
Our principal executive offices are located at 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066. Our telephone number is (831) 438-8200.
How do I submit a stockholder proposal for the 2011 Annual Meeting of Stockholders?
Stockholder proposals for our 2011 Annual Meeting of Stockholders, whether intended for inclusion in the proxy statement for such meeting or for presentation directly at such meeting, must be received at our principal executive offices between February 4, 2011 and March 6, 2011. In addition, notice of any stockholder proposals must be given in accordance with our bylaws and all other applicable requirements including the rules and regulations of the SEC. If a stockholder fails to give notice of a stockholder proposal as required by our bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2011 Annual Meeting of Stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2011 Annual Meeting of Stockholders.

IMPORTANT ADDITIONAL VOTING INFORMATION FOR THE ANNUAL
MEETING
If you hold your shares through a broker, bank or other financial institution, the SEC has approved a New York Stock Exchange rule that changes the manner in which your vote in the election of directors will be handled at our upcoming Annual Meeting.
Stockholders who hold shares of the Company through a broker, bank or other financial institution receive proxy materials before each stockholder meeting. In the past, if you did not transmit your voting instructions before the stockholder meeting, your broker was allowed to vote on your behalf on the election of directors and other matters considered to be routine.
A New Rule for Stockholder Voting
Effective as of January 1, 2010, your broker is no longer permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the proxy card or following the instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the stockholder meeting.
Your Participation in Voting the Shares You Own Is Important
Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our future.
More Information Is Available
If you have any questions about this new rule or the proxy voting process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may call our Investor Relations department at (831) 438-8200.

Board of Directors
Our Amended and Restated Certificate of Incorporation provides that the directors of our Board shall be divided into three classes, with the classes serving for staggered, three-year terms. Pursuant to our bylaws, our Board has set the number of directors at five, consisting of two Class I directors, two Class II directors and one Class III director. The Class III director elected will hold his office until the annual meeting that is held after the fiscal year ending December 31, 2012, until his resignation, or until his successor is duly elected or appointed. The terms of the Class I and Class II directors will similarly expire at the annual meeting of stockholders following the fiscal years ending December 31, 2010 and December 31, 2011, respectively, until their resignation, or until their successors are duly elected or appointed.
Unless otherwise instructed, the proxy holder, Kendall Larsen, will vote the proxies he receives for the nominee named below. The nominee is presently one of our directors and has consented to serve a three-year term. In the event that our nominee becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holder will vote the proxies for the substitute nominee who is designated by our current Board to fill such vacancy. It is currently expected that the nominee listed below will be able to serve as a director and will not decline to serve as such.
Nominee and Continuing Directors
Set forth below are the names and certain information as of April 28, 2010 of the nominee for the Class III director and the current Class I and Class II directors with unexpired terms.

Name	Age	Position with the Company	Director Since
Class III Director Nominee
Michael F. Angelo (1)(2)(3*)	50	Director	2007

Class I Directors Whose Terms Expire at 2011 Annual Meeting
Kendall Larsen	53	President, Chief Executive Officer and Chairman of the Board of Directors	2007
Scott C. Taylor (1)(2*)(3)	46	Director	2007

Class II Directors Whose Terms Expire at 2012 Annual Meeting
Edmund C. Munger	66	Chief Technology Officer, Director	2007
Thomas M. O’Brien (1*)(2)(3)	43	Director	2007

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominating and corporate governance committee.

*	Indicates Chairman of the committee.

Michael F. Angelo has been a director since July 5, 2007. He has been the Chief Security Architect at NetIQ Corporation since August 2005. From October 2003 to August 2005, Mr. Angelo was a Security Architect and Manager, Government Engagements SBU with Microsoft Corporation. From July 1989 to October 2003, Mr. Angelo was a Staff Fellow at both Hewlett Packard Company and Compaq Computer Corp. Mr. Angelo also served as Senior Systems Programmer at the John von Neumann National Supercomputer Center from September 1985 to July 1989. He was a Sub-Chairman of the National Institute of Standards and Technology Board of Assessment for Programs/National Research Council responsible for the CISD review, for fiscal years 2001 and 2002, and a technology contributor and participant on the U.S. Commerce Department’s Information Systems Technical Advisory Council (ISTAC), from 1999 to the present. Mr. Angelo was named a distinguished lecturer for 2004 and 2005 by Sigma XI, the Scientific Research Society. He currently holds 51 patents, most in the area of security and authentication, and was also named the 2003 Inventor of the Year for the City of Houston by the Houston Intellectual Property Lawyers Association.
As a holder of many patents in the fields of security and authentication, and as a result of his long and distinguished industry and scholarly background in the area of computer security and networking, Mr. Angelo brings to the Board critical technical and industry knowledge and expertise. With that extensive industry knowledge and having successfully served in multiple leadership capacities in various types of organizations, Mr. Angelo is uniquely qualified to serve as chair of the Company’s nominating and governance committee.
Kendall Larsen has been Chairman of the Board of Directors, President and Chief Executive Officer since July 5, 2007 and has held the same positions with VirnetX Inc. since its inception in August 2005. Mr. Larsen does not hold any director positions with any other reporting or registered investment companies. From April 2003 to July 2005, Mr. Larsen focused on pre-incorporation activities related to VirnetX Inc. From April 2002 to April 2003, Mr. Larsen was a Limited Partner at Osprey Ventures, L.P., a venture fund that makes investments primarily in business and consumer technology companies. From October 2000 to April 2002, he was Senior Vice President and General Manager of the Security Products Division of Phoenix Technologies Ltd., a software and firmware developer. Prior to March 2003, and for a period of over 20 years, Mr. Larsen has held senior executive positions at various leading technology companies, including RSA Security, Inc., Xerox Corporation, Rolm/International Business Machines Corporation, Novell, Inc., General Magic, Inc., and Ramp Networks. Mr. Larsen holds a B.S. in Economics from the University of Utah.
With his years of managerial experience, Mr. Larsen brings to the Board demonstrated management ability at senior levels. Mr. Larsen’s day-to-day leadership and intimate knowledge of our business and operations provide the Board with Company-specific experience and expertise. Mr. Larsen’s drive for innovation and excellence position him well to serve as our Chairman, President and Chief Executive Officer.
Scott C. Taylor has been a Director since July 5, 2007. Mr. Taylor serves as Executive Vice President and General Counsel for Symantec Corporation where he has been employed since February 2007. From January 2002 to February 2007, Mr. Taylor worked for Phoenix Technologies Ltd. Prior to 2002, Mr. Taylor has worked at Narus Inc., Symantec Corporation, Pillsbury Madison & Sutro LLP (now Pillsbury Winthrop Shaw Pittman LLP), ICF Incorporated (now ICF Consulting) and the U.S. Securities and Exchange Commission in various roles. Mr. Taylor was admitted to practice law in the State of California in 1993. Mr. Taylor has a B.A. in International Relations from Stanford University and a J.D. from George Washington University.

Having served as general counsel for two public companies, including his current service as Executive Vice President and General Counsel for Symantec Corporation, a Delaware corporation listed on the Nasdaq Global Select Market, Mr. Taylor brings to the Board significant knowledge and experience with corporate governance and public company reporting requirements. In addition, as an executive in a leading information security solutions company, Mr. Taylor has strong expertise in issues affecting our industry generally.
Edmund C. Munger has been a director since July 5, 2007. He has been the Chief Technology Officer of VirnetX since July 2006 and a director of VirnetX since July 2006. From July 1987 to June 2006, Mr. Munger held various positions including Associate Division Manager, Division Manager, Chief System Architect and Assistant Vice President at Science Applications International Corporation (NYSE: SAI), a leading provider of services and solutions to all branches of the U.S. military, agencies of the Department of Defense, the intelligence community, the U.S. Department of Homeland Security and other U.S. government civil agencies, as well as to customers in selected commercial markets. Mr. Munger is named as a co-inventor on the majority of the patents in the VirnetX patent portfolio. Mr. Munger received a M.S. in Naval Architecture and Marine Engineering from MIT and a B.S. in Naval Science from the United States Naval Academy.
As co-inventor on the majority of the patents in the VirnetX patent portfolio, Mr. Munger brings to the Board extraordinary technical knowledge and a deep understanding of the Company’s business, history and organization and the field of information security.
Thomas M. O’Brien has been a director since July 5, 2007. He has been Senior Vice President of Reit Management & Research LLC, an institutional manager of real estate, public real estate investment trusts (“REITs”) and other public companies, since May 2006 and served as a Vice President of that company from May 1996 to April 2006. During the last five years, Mr. O’Brien has held various positions with public entities related to Reit Management or its affiliates, including serving as: (1) Chief Executive Officer and President of TravelCenters of America LLC (NYSE Amex: TA), since February 2007 and a Managing Director since October 2006; and (2) Chief Executive Officer and President of RMR Funds, a group of publicly traded closed-end investment management companies from 2003 to May 2007. From 1988 to 1996, Mr. O’Brien was a senior manager with Arthur Andersen LLP where he served a number of public company clients. Mr. O’Brien graduated cum laude from the University of Pennsylvania, Wharton School of Business, with a B.S. in Economics.
As a former certified public accountant and Chief Financial Officer of a public company listed on the NYSE and a current Chief Executive Officer and director of a public company listed on the NYSE Amex, Mr. O’Brien brings to the Board and the Audit Committee, of which he is Chairman, a deep understanding of complex accounting and finance issues faced by the Company and can provide critical insight into the financial and other reporting requirements of a U.S. public company. In addition, his extensive capital markets experience is an invaluable resource as the Company regularly assesses its capital and liquidity needs.

Executive Officers
The following table sets forth the respective names, ages and positions of our executive officers as of April 28, 2010.

Name	Age	Position
Kendall Larsen	53	Chairman of the Board of Directors, President and Chief Executive Officer
William E. Sliney	71	Chief Financial Officer (Interim)
Kendall Larsen’s biography is set forth under the heading “Board of Directors” in this proxy statement.
William E. Sliney has been our Chief Financial Officer on an interim and part-time basis since July 5, 2007. Mr. Sliney previously served as our President, Chief Financial Officer and Secretary. He also served as our Chairman of the Board from October 2000 to August 2001 and was a member of our Board of Directors from October 2000 to July 5, 2007. From March 2004 to March 2006, he was also a director of Enterra Energy Trust (NYSE: ENT), an oil and gas trust based in Calgary, Alberta that acquires, operates, and exploits petroleum and natural gas assets in Canada and in the United States. Before joining us, Mr. Sliney was the Chief Financial Officer of Legacy Software Inc. from 1995 to 1998. From 1993 to 1994, Mr. Sliney was Chief Executive Officer of Gump’s, a high end department store retailer based in San Francisco. Mr. Sliney received an M.B.A. from the Anderson School at UCLA.
There are no family relationships among any of our directors or executive officers.
Corporate Governance
Role of the Board
Our directors are appointed to oversee the actions and results of our management. They were selected for their educational background, professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders. Their responsibilities include:
•	providing general oversight of the business;

•	approving corporate strategy;

•	approving major management initiatives;

•	providing oversight of legal and ethical conduct;

•	overseeing our management of significant business risks;

•	selecting, compensating, and evaluating directors;

•	evaluating Board processes and performance; and

•	reviewing and implementing recommendations and reports of the committees of the Board.

Board Leadership Structure
The Board believes that the Company’s chief executive officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the chief executive officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and chief executive officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.
The Company does not currently have a lead independent director. To assure effective independent oversight, the Board has designed its leadership structure so that independent directors exercise oversight of the Company’s management and key issues related to strategy and risk. Only independent directors serve on the audit committee, the compensation committee and the nominating and corporate governance committee of the Board and all standing Board committees are chaired by independent directors.
Risk Oversight
Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board believes that establishing the right “tone at the top” and that full and open communication between management and the Board are essential for effective risk management and oversight. Senior management attends the quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. Each quarter, the Board receives presentations from senior management on strategic matters involving our operations. The Board holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.
While the Board is ultimately responsible for risk oversight for the Company, our three Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and governance committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Risk Assessment of Compensation Policies
The compensation committee conducted a risk assessment of the Company’s compensation policies and practices for 2009 and concluded that they do not motivate imprudent risk taking. In this regard, the Company notes that:
•	the Company’s annual incentive compensation is based on performance that promotes disciplined progress towards longer-term Company goals;
•	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;
•
the Company’s compensation programs are weighted towards offering long-term incentives that reward sustainable performance, especially when considering the Company’s executive share ownership and holding requirements; and

•
the Company’s compensation awards are capped at reasonable and sustainable levels, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies;

The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level of risk associated with the Company’s business model. Based on this assessment, the Company concluded that it has a balanced pay and performance program that does not promote excessive risk taking.
Corporate Governance Guidelines
Our Board has established guidelines that it follows in matters of corporate governance. The following is a summary of those guidelines. A complete copy of the documents underlying our guidelines is available online at http://www.virnetx.com in the “Corporate Governance” link under the “Investors” tab, or in paper form upon request to our Secretary.
Code of Ethics
We have adopted a Code of Ethics for all employees and directors to prohibit conflicts of interest between them and the Company. A copy of our Code of Ethics is available on our website at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.
We intend to post on our website any amendment to, or waiver from, a provision of our Code of Ethics within four business days following the date of such amendment or waiver. We do not anticipate any such amendments or waivers.
Composition of the Board of Directors
Mix of Independent Directors and Officer-Directors
Our Board has determined that it is beneficial for us and our stockholders to have a Board with a majority of independent directors and for our chief executive officer to also be a Board member. Other officers may, from time to time, be Board members, but no officer other than the chief executive officer should be expected to be elected to our Board by virtue of his or her office.

Selection of Director Candidates
Our Board is responsible for selecting candidates for Board membership and for establishing the criteria to be used in identifying potential candidates. Our Board delegates the screening process to the nominating and corporate governance committee. For more information on the director nomination process, including the current selection criteria, see “Nominating and Corporate Governance Committee Matters” starting on page 15 of this proxy statement.
Independence Determinations
Our Board annually determines the independence of directors based on a review by the directors and the nominating and corporate governance committee. No director is considered independent unless our Board has determined that he or she has no material relationship with the Company, either directly or as a partner, stockholder, or officer of an organization that has a material relationship with the Company.
We have adopted the following standards for director independence in compliance with the NYSE Amex corporate governance listing standards and the rules and regulations of the SEC:
•
no director qualifies as “independent” if such person has a relationship which, in the determination of at least a majority of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

•
a director who is an officer or employee of us or our subsidiaries, or one whose immediate family member is an executive officer of us or our subsidiaries, is not “independent” until three years after the end of such employment relationship;

•
a director who accepts, or whose immediate family member accepts, more than $120,000 in compensation from us or any of our subsidiaries during any period of twelve consecutive months within the three years preceding the determination of independence, other than certain permitted payments such as compensation for Board or Board committee service, payments arising solely from investments in our securities, compensation paid to a family member who is a non-executive employee of us or a subsidiary of ours, or benefits under a tax-qualified retirement plan is not considered “independent”;

•
a director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, is not “independent” until three years after falling below such threshold;

•
a director who is employed, or one whose immediate family member is employed, as an executive officer of another company where any of our, or any of our subsidiaries’, present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or employment relationship; and

•
a director who is, or who has a family member who is, a current partner of our independent registered public accounting firm, Farber Hass Hurley LLP, or was a partner or employee of Farber Hass Hurley LLP who worked on our audit is not “independent” until three years after the end of such affiliation or employment relationship.

Our Board has determined that Michael F. Angelo, Thomas M. O’Brien and Scott C. Taylor meet the aforementioned independence standards.
Director Compensation and Equity Ownership
Our compensation committee annually reviews director compensation. Any recommendations for changes are made to our full Board by our compensation committee.
In order to align directors’ incentives with the creation of stockholder value, we believe that directors should hold meaningful equity ownership positions in the Company; accordingly, a significant portion of overall director compensation is in the form of equity of the Company.
Board Meetings and Committees and Annual Meeting Attendance
Our Board held a total of seven meetings during the calendar year ended December 31, 2009. Every director has attended every Board meeting and the meetings of all committees of which he is a member. Since November 6, 2007, our Board has had a standing audit committee, compensation committee and nominating and corporate governance committee. Our audit committee charter, compensation committee charter, and nominating and corporate governance committee charter, each as adopted by the Board, are posted on our website at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab.
We encourage, but do not require, our Board members to attend our annual meetings of stockholders. All of our Board members were in attendance for our 2009 Annual Meeting of Stockholders. We expect all Board members to be present at this Annual Meeting.
Committees of the Board of Directors

Nominating and
Corporate
	Governance	Compensation	Audit
Director	Committee	Committee	Committee
Michael F. Angelo	Chair	X	X
Kendall Larsen
Edmund C. Munger
Thomas M. O’Brien	X	X	Chair
Scott C. Taylor	X	Chair	X
Nominating and Corporate Governance Committee Matters
Membership and Independence
Our nominating and corporate governance committee met once during the fiscal year ended December 31, 2009.

Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our nominating and corporate governance committee. Mr. Angelo is the chairman of our nominating and corporate governance committee. Our Board has determined that each of Messrs. Angelo, O’Brien and Taylor meet current SEC and NYSE Amex requirements for independence. The nominating and corporate governance committee is responsible for, among other things:
•	assisting our Board in identifying prospective director nominees and recommending to the Board director nominees for each annual meeting of stockholders, vacancy or newly created director position;
•	developing and recommending to our Board governance principles applicable to us, including the Code of Ethics;
•	overseeing the evaluation of our Board and management; and
•	delegating such of its authority and responsibilities as it deems proper to members of the committee or a subcommittee.
A more detailed description of our nominating and corporate governance committee’s functions can be found in our nominating and corporate governance committee charter at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.
Stockholder Recommendations and Nominees
The policy of our nominating and corporate governance committee is to consider properly submitted recommendations for candidates to our Board from stockholders. In evaluating such recommendations, our nominating and corporate governance committee seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by our nominating and corporate governance committee should include (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the Corporation which are beneficially owned by such person and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including, without limitation, such person’s written consent to being name in the proxy statement as a nominee and to serving as a director if elected.)
Stockholder recommendations to our Board should be sent to our Secretary at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066.
In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “General Information — How do I submit a stockholder proposal for the 2011 Annual Meeting of Stockholders?” starting on page 5 of this proxy statement.

Director Qualifications
Our nominating and corporate governance committee evaluates and recommends candidates for membership on our Board consistent with criteria established by the Board. Our Board has not formally established any specific, minimum qualifications that must be met by each candidate for our Board or specific qualities or skills that are necessary for one or more of the members of our Board to possess. However, our nominating and corporate governance committee, when considering a potential non-incumbent candidate, will factor into its determination the following qualities of a candidate: educational background, professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders.
Identification and Evaluation of Nominees for Directors
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. Our nominating and corporate governance committee regularly assesses the appropriate size and composition of our Board, the needs of our Board and the respective committees of our Board and the qualifications of candidates in light of these needs. Candidates may come to the attention of the nominating and corporate governance committee through stockholders, management, current members of our Board, or search firms.
Once the nominating and corporate governance committee has identified a prospective nominee, the nominating and corporate governance committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the nominating and corporate governance committee concerning the prospective candidate, as well as the nominating and corporate governance committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the nominating and corporate governance committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third party search firm to gather additional information about the prospective nominee’s background and experience. The nominating and corporate governance committee then evaluates the prospective nominee, taking into account whether the prospective nominee is independent within the meaning of the listing standards of the NYSE Amex and such other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for audit committee or compensation committee expertise, the prospective nominee’s skills and experience, the diversity of the member’s skills and experience in areas that are relevant to the Company’s businesses and activities, and the evaluations of other prospective nominees. In connection with this evaluation, the nominating and corporate governance committee determines whether to interview the prospective nominee and, if warranted, one or more members of the nominating and corporate governance committee and others, as appropriate, conduct interviews in person or by telephone. After completing this process, the nominating and corporate governance committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the nominating and corporate governance committee. The nominating and corporate governance committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of management.

The nominating and corporate governance committee considers diversity as one of a number of factors in identifying nominees for director. It does not, however, have a formal policy in this regard. The committee views diversity broadly to include diversity of experience, skills and viewpoint as well as traditional diversity concepts such as race or gender.
Audit Committee Matters
Membership and Independence
Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our audit committee. Mr. O’Brien is the chairman of our audit committee. Our Board has determined that Messrs. Angelo, O’Brien and Taylor each satisfy the requirements for independence under the rules and regulations of the NYSE Amex and the SEC. Our Board has also determined that Mr. O’Brien qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of the NYSE Amex. Our audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our audit committee met four times during the fiscal year ended December 31, 2009.
Responsibilities
Our audit committee’s responsibilities include the following:
•	appointment of and approval of compensation for our independent public accounting firm, including oversight of its independence;
•	oversight of our accounting and financial reporting processes;
•	oversight of the audits of our financial statements;
•	oversight of the effectiveness of our internal control over financial reporting; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.
A more detailed description of our audit committee’s functions can be found in our audit committee charter at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.

Audit Committee Report
In connection with the financial statements for the fiscal year ended December 31, 2009, our audit committee has:
•	reviewed and discussed the audited financial statements with management;
•	discussed with Farber Hass Hurley LLP, our independent accountants, matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and
•
received the written disclosures and letter from Farber Hass Hurley LLP discussing the matters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Farber Hass Hurley LLP its independence from us.

Based upon these reviews and discussions, our audit committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC. Our Board approved our audit committee’s recommendations.
Respectfully submitted,
THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Michael F. Angelo
Thomas M. O’Brien
Scott C. Taylor
Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings, unless we specifically incorporate these reports by reference in some other filed document.
Stockholders’ Communications Process
Any of our stockholders who wish to communicate with our Board, a committee of our Board, our non-management directors as a group, or any individual member of our Board, may send correspondence to our Secretary at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066.
Our Secretary will compile and submit on a periodic basis all stockholder correspondence to our entire Board, or, if and as designated in the communication, to a committee of our Board, our non-management directors as a group, or an individual Board member. The independent directors of our Board review and approve the stockholders’ communications process periodically to ensure effective communication with stockholders.

Principal Accountant Fees & Services
The following table sets forth the costs we incurred for services provided by Farber Hass Hurley LLP, our independent registered public accountant, which has audited our financials for the years ended December 31, 2009 and December 31, 2008.

	Year Ended
	December 31,
Fee Category	2009	2008

Audit Fees	$149,000	$125,000

Audit-Related Fees	$12,000	$43,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$161,000	$168,000
Audit Fees. Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, review of the interim consolidated financial statements included in our quarterly reports, and accounting services in connection with securities offerings.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include consultations in connection with financial accounting and reporting standards.
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform tax-related services for the Company.
All Other Fees. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform services not covered by the preceding three categories.
Representatives of Farber Hass Hurley LLP will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from stockholders.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all services provided by our independent registered public accounting firm. For the fiscal year ended December 31, 2009, our audit committee approved 100% of all services provided by our independent registered public accounting firm. These services include audit services and audit-related services. Our independent registered public accounting firm is required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with such pre-approval. Our audit committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any such pre-approval to our audit committee at the next scheduled meeting.

Compensation Committee Matters
Membership and Independence
Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our compensation committee. Mr. Taylor is the chairman of our compensation committee. Our Board has determined that each member of our compensation committee meets the requirements for independence under the rules of the NYSE Amex, and is a “non-employee director” within the meaning of the Exchange Act, and is an “outside director,” within the meaning of the Code.
Scope of Authority
Our compensation committee’s responsibilities include the following:
•	exclusive authority for determining our chief executive officer’s compensation;
•
determining for other executive officers: annual base salary, annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements and change in control agreements/provisions, and any other benefits or compensation arrangement, including delegating its authority on these matters with regard to our non-officer employees and consultants to appropriate supervisory personnel;

•	evaluating and recommending to our Board compensation plans, policies, and programs for our chief executive officer and other executive officers;

•	administering our equity incentive plans; and
•	preparing the compensation committee report that the SEC requires in our annual proxy statement.
Except with respect to determining the chief executive officer’s compensation, the Committee may delegate its authority to a subcommittee of the committee and, to the extent permitted by applicable law, the committee may delegate to officers or appropriate supervisory personnel the authority to grant stock awards to non-executive, non-director employees.
A more detailed description of our compensation committee’s functions can be found in our compensation committee charter at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, Attention: Investor Relations.
Our Compensation Committee’s Processes and Procedures
Our compensation committee’s primary processes for establishing and overseeing executive compensation include:
•	Meetings. Our compensation committee met twice during the fiscal year ended December 31, 2009.
•
Role of Executive Officers. Our president and chief executive officer generally attends compensation committee meetings and sometimes makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and key employees. He is not present for any of the executive sessions or for any discussion of his own compensation.

Non-employee directors’ compensation is established by our Board upon the recommendation of our compensation committee.
Compensation Committee Interlocks and Insider Participation
None of Messrs. Angelo, O’Brien and Taylor, who comprise our compensation committee, has served as one of our officers or employees in the past year. Other than our subsidiaries, no executive officer currently serves, or in the past year has served, as a member of a board or compensation committee of another entity where that entity’s executive officer serves on our Board or compensation committee.
Director Compensation
Directors who are also our employees are not paid an annual retainer, nor are they compensated for serving on the board. Information regarding compensation otherwise received by our directors, who are also executive officers, is provided under the heading “Executive Compensation.”
Cash Compensation
We provide the following cash compensation for non-employee directors:
•	each non-employee director will receive a quarterly cash retainer of $5,000;
•
each non-employee director who serves as a member of our audit committee will receive a quarterly cash retainer of $625; each non-employee director who serves as a member of our compensation or nominating and corporate governance committees will receive a quarterly cash retainer of $500 for each committee;

•
each non-employee director who serves as a chair of our audit committee will receive a quarterly cash retainer of $3,125; each non-employee director who serves as a chair of our compensation or nominating and corporate governance committees will receive a quarterly cash retainer of $1,250; and

•
each non-employee director who attends a board meeting will receive a cash payment of $1,500 ($500 for telephone participation) and each non-employee director who attends a committee meeting will receive a cash payment of $1,000 ($500 for telephone participation), provided that no additional committee meeting fee will be paid if the committee meeting is held on the same day as a full board meeting.

Stock Compensation
We provide the following stock compensation for non-employee directors:
•
each new non-employee director will be granted an option to purchase 30,000 shares of common stock with a per-share exercise price equal to the fair market value of that stock on the date of grant and which will vest monthly with respect to 1/36th of the total number of shares subject to the option, conditioned upon continued service as a director; provided that these options automatically become exercisable in full immediately prior to a “change of control” of the Company; and

•
each existing non-employee director will be granted a fully vested option to purchase 10,000 shares of common stock at the Annual Meeting with a per-share exercise price equal to the fair market value of that stock on the date of grant and which will be fully vested on the date of grant.

The following table shows the compensation earned by or paid to each of our independent directors during fiscal year 2009:

	Fees Earned	Option
	or Paid in	Awards
Name	Cash ($)	($)(1)	Total($)
Michael F. Angelo	$35,500	$15,800	$51,300
Thomas M. O’Brien	$41,500	$15,800	$57,300
Scott C. Taylor	$35,500	$15,800	$51,300

(1)
The amounts in this column reflect the aggregate grant date fair value of the stock options computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 7 titled “Stock Based Compensation” in the Note to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The number of outstanding options held by each director at 2009 year end were as follows: Mr. Angelo (50,000), Mr. O’Brien (50,000) and Mr. Taylor (50,000).

Executive Compensation
Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis describes our compensation program as it relates to our Named Executive Officers set forth below in the Summary Compensation Table. In this Compensation Discussion and Analysis, we first discuss the objectives and philosophy of our executive compensation program. Next, we review the process our compensation committee follows in deciding how to compensate our Named Executive Officers. We then provide a brief overview of the specific elements of our compensation program. Lastly, we present a detailed discussion and analysis of the compensation committee’s specific decisions about the compensation of our Named Executive Officers for fiscal year 2009 and, to the extent that it is relevant to a fair understanding of our Named Executive Officer’s fiscal year 2009 compensation, the compensation committee’s approach to compensation for fiscal year 2010.
Objectives and Philosophy of Executive Compensation
The primary objectives and philosophy of our peer-based executive compensation program are:
•	attracting and retaining the most talented and dedicated executives possible;
•	correlating annual and long-term cash and stock incentives to achievement of measurable performance objectives; and
•	aligning executives’ incentives with stockholder value creation.
To achieve these objectives, we implement and maintain compensation plans that tie a substantial portion of each executive’s overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our product candidates, the identification and advancement of additional product candidates, and the performance of our common stock price. Our compensation committee’s approach emphasizes the setting of compensation at levels the committee believes are competitive with executives in other companies of similar size and stage of development who are operating in the information technology industry while taking into account our relative performance and our own strategic goals.
Executive Compensation Process
We maintain a peer-based executive compensation program comprised of multiple elements. We typically review the elements of compensation for our Named Executive Officers annually. In connection with our review, we analyze the compensation paid by the following peer companies:
•
Early and late stage private companies using a semi-annual survey of private, venture-backed companies that have received at least one round of financing from a professional U.S.-based venture capital firm. Of the companies in this survey, over one-half are in the information technology business and the remainder are divided between healthcare, products and services and other companies.

•
A key comparable company, Medivation, Inc., which also completed a reverse merger followed by an underwritten direct primary public offering. This company had similar market capitalization compared to us and was similarly early stage and pre-revenue at the time of their reverse merger, although this company is a medical device company.

•
Public company peers using data we gathered from the SEC filings. While the compensation committee did not formally approve a specific peer group, the compensation committee did review the compensation data of nine public companies with the same industry code as us and otherwise in a comparable industry and having a market capitalization of between $31 million and $450 million. These companies include: Ciber, Inc., Computer Task Group, Inc., Entrust, Inc., Evolving Systems, Inc., iGate Corp., Ness Technologies, Network Engines, PDF Solutions, Inc., and Procera Networks, Inc.

In addition to analyzing the above market data, the compensation committee reviews each individual’s qualifications, experience and relative contributions to the Company.
Our compensation committee exclusively makes all compensation decisions with regard to our chief executive officer and the Company’s other Named Executive Officers. Our president and chief executive officer generally attends compensation committee meetings and sometimes makes recommendations to our compensation committee regarding the amount and form of the compensation of the other Named Executive Officers and key employees. He is not present for any of the executive sessions or for any discussion of his own compensation.
Our compensation committee considers the possible tax consequences to the Company and to its executives of our compensation programs, the accounting consequences to the Company of different compensation decisions and the impact of such decisions on stockholder dilution. With respect to the tax consequences to the Company, the compensation committee considers the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our Named Executive Officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers in the proxy statement, unless compensation is qualified performance based compensation within the meaning of Section 162(m). In approving the amount and form of compensation for our Named Executive Officers, our compensation committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m). However, to maintain maximum flexibility in designing compensation programs, the compensation committee will not limit compensation to those levels or types of compensation that are intended to be deductible or that lead to a particular accounting result or level of stockholder dilution.
Our compensation committee structures our executive compensation program in a manner that it believes does not promote inappropriate risk taking by our executives, but rather encourages management to take a balanced approach, focused on achieving our corporate goals.
Our compensation committee reports to our board on the major items covered at each compensation committee meeting.

Elements of Executive Compensation
Our executive compensation program consists of the following elements:
•
Base Salary. Base salaries for our Named Executive Officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, the program is designed to deliver executive base salaries within the range of salaries for executives with the requisite skills in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Executives with more experience, critical skills, and/or considered key performers may be compensated above the range as part of our strategy for attracting, motivating and retaining highly experienced and high performing employees. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. This review generally occurs each year in the fourth quarter and adjustments are made from time to time to ensure market competitiveness.

•
Discretionary Annual Incentive Bonus. Each year, our compensation committee establishes a target discretionary annual incentive bonus amount for each Named Executive Officer based on a percentage of the executive’s base salary. No performance goals are specifically established or communicated to our Named Executive Officers and our compensation committee has the sole discretion to determine following the end of the fiscal year whether and the extent to which the discretionary annual incentive bonuses will be paid. Our compensation committee generally utilizes the discretionary annual incentive bonuses to compensate officers for achieving financial and operational goals and for individual performance. Performance factors considered when determining bonuses typically include strategic factors such as establishment and maintenance of key strategic relationships, development and implementation of our licensing strategy, development of our product, identification and advancement of additional products, and financial factors such as raising capital, improving our results of operations, and increasing the price per share of our common stock.

•
Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages high performance by our Named Executive Officers through the use of stock and stock-based awards. Our 2007 Stock Plan was established to provide our employees, including our Named Executive Officers, with incentives to help align those employees’ interests with the interests of stockholders. Our compensation committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle.

Stock option grants are made at the commencement of employment, may be made annually based upon performance and, occasionally, following a significant change in job responsibilities or to meet other special retention objectives. Our compensation committee reviews and approves stock option awards to Named Executive Officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. In determining the number of stock options to be granted to our Named Executive Officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, the individual’s historic and recent performance, the value of stock options in relation to other elements of the individual executive’s total compensation, and the individual’s potential ownership as a percentage of our total outstanding shares relative to comparable companies. We expect to continue to use stock options as a long-term incentive vehicle because:
•
stock options align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders;

•	stock options are performance based and all the value received by the recipient of a stock option is based on the growth of the stock price;
•
stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation, while the vesting of stock options increases stockholder value over the longer term; and

•	the vesting period of stock options encourages executive retention and the preservation of stockholder value.
Named Executive Officers’ Fiscal Year 2009 Compensation
Base Salary
Mr. Larsen is our president and chief executive officer, as well as a director. Relative to the benchmarking surveys described above, his base salary is between the median and the 75th percentile for early and late stage private companies, below our key comparable company and below the median and the 75th percentile of our public company peers. Mr. Larsen, a founder of VirnetX Inc., has driven the organization’s performance, leading it from inception, through the early start-up phase and through several rounds of financing. Mr. Larsen is critical to our ability to pursue our licensing strategy going forward.
Mr. Sliney is our chief financial officer and his base salary is below the median and the 75th percentile of early stage private companies, below the median for late stage private companies and our public company peers, and below our key comparable company. In establishing Mr. Sliney’s base salary, our compensation committee primarily considered Mr. Sliney’s experience in public company work, his transactional and strategic skills, his level of responsibility, past contributions to our performance and expected contributions to our further success.
Due to the state of the market and the position of the Company, our compensation committee decided to maintain the annual base salaries of our Named Executive Officers for fiscal year 2009 at their fiscal year 2008 levels (Mr. Larsen $275,000 and Mr. Sliney $43,752).
Discretionary Annual Incentive Bonus
Due to the state of the market and the position of the Company, our compensation committee decided not to award any discretionary annual incentive bonuses to our Named Executive Officers for fiscal year 2008.

Long-Term Incentive Program
In light of the fact that base salaries were not going to be increased for fiscal year 2009 and no discretionary annual incentive bonuses were going to be paid with respect to fiscal year 2008 performance, our compensation committee determined that it was necessary and appropriate to award Mr. Larsen a stock option pursuant to our 2007 Stock Plan to purchase 585,425 shares of Company common stock. In making this determination, the compensation committee reviewed market data and stockholder dilution and considered whether this grant would be an appropriate retention and incentive mechanism for Mr. Larsen. Our compensation committee did not award stock options to any of our other Named Executive Officers.
Perquisites
Our Named Executive Officers participate in the same group insurance and employee benefit plans as our other salaried employees. At this time we do not provide special benefits or other perquisites to our Named Executive Officers.
Change of Control Arrangements
Our 2007 Stock Plan allows our Board to determine the terms and condition of awards issued thereunder. Our Board has made the determination that all options issued under our 2007 Stock Plan will include the provision that in the event of a “Change of Control” (as defined in our 2007 Stock Plan), all unvested shares underlying the option will vest and become exercisable immediately prior to the consummation of such Change of Control transaction.
Approach to Fiscal Year 2010 Compensation
•
Base Salaries—For fiscal year 2010, our compensation committee reviewed the historical base salary, performance of each of our Named Executive Officers, the performance of the Company and other factors. Set forth below are the fiscal year 2010 base salaries for our Named Executive Officers:

Name		2010 Base Salary		% Increase
Kendall Larsen	Chief Executive Officer, President and Director	$302,500		10%

William E. Sliney	Chief Financial Officer	$48,127	[1]	10%

(1)	Mr. Sliney’s base salary has been pro-rated to reflect the fact that Mr. Sliney works for the Company on a part-time basis.
•
Discretionary Annual Incentive Bonus—Our compensation committee approved the following target bonus amounts for each of our Named Executive Officers for fiscal year 2010. The target bonus amount is represented as a percentage of base salary. Payment of actual bonuses will be determined following the end of fiscal year 2010 in the compensation committee’s sole discretion and based on the compensation committee’s review of the Company’s performance, the performance of each Named Executive Officer, and other factors.

Name		Target Bonus
Kendall Larsen	Chief Executive Officer, President and Director	35%
William E. Sliney	Chief Financial Officer	35%
•
Long-Term Incentives—Our compensation committee approved the following stock option grants pursuant to our 2007 Stock Plan for each of our Named Executive Officers for fiscal year 2010, each of which vests monthly over 4 years from the date of grant.

Name		Stock Options
Kendall Larsen	Chief Executive Officer, President and Director	35,000
William E. Sliney	Chief Financial Officer	8,750	[1]

(1)	Mr. Sliney’s stock option grant represents a 35,000 share option grant that was pro-rated to take into account the fact that Mr. Sliney works for the Company on a part-time basis.
Stock Ownership Guidelines
We have not adopted stock ownership guidelines and our 2007 Stock Plan has provided the principal method for our executive officers to acquire equity in the Company. We currently do not require our directors or executive officers to own a particular amount of our common stock. Our compensation committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.
Compensation Committee Report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the compensation committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.
Respectfully Submitted By:
The Compensation Committee
Scott C. Taylor
Michael F. Angelo
Thomas M. O’Brien
Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings, unless we specifically incorporate these reports by reference in some other filed document.

Summary Compensation Table
The following table sets forth information concerning compensation earned for services rendered to the Company by our chief executive officer and our chief financial officer for the fiscal year ended December 31, 2009. Collectively, these are our “Named Executive Officers.”

				Option
Name & Principal Position	Year	Salary ($)	Bonus ($)	Awards ($) (1)	Total ($)
Kendall Larsen	2009	$275,000	—	$690,668	$965,668
Chief Executive Officer, President and Director	2008	275,000	—	—	275,000

William E. Sliney	2009	43,752	—	—	43,752
Chief Financial Officer	2008	98,442	—	—	98,442

(1)
The amount in this column reflects the aggregate grant date fair value of the stock option computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or Financial FASB ASC Topic 718. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing this stock option award, refer to Note 7 titled “Stock Based Compensation” in the Note to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(2)
On April 3, 2009, Mr. Larsen was awarded options to purchase a total of 585,425 shares of the Company’s common stock under our 2007 Stock Plan. Of the total options awarded, 151,558 are subject incentive stock options with an exercise price of $1.265 per share and expire on April 2, 2014. The remaining 433,867 options awarded are nonqualified stock options with an exercise price of $1.15 and expire on April 2, 2019. On the first anniversary of the date of grant, 1/4th of the options will vest and become exercisable, with 1/48th of the options vesting and becoming exercisable each month thereafter, subject to the recipient’s continued service with the Company and provided that all unvested shares will vest and become exercisable immediately prior to the consummation of a change of control of the Company. The options’ exercise prices are respectively equal to 110% of the fair market value and 100% of the fair market value of the Company’s common stock on the date of grant. The options’ exercise prices and expiration dates were determined in accordance with the provisions of our 2007 Stock Plan for participants who own stock representing more than 10% of the voting power of all classes of stock of the Company.

Outstanding Equity Awards at 2009 Fiscal Year-End
The following table sets forth, the outstanding exercisable and unexercisable stock options held by our Named Executive Officers as of the end of fiscal year 2009:

		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
	Grant	Options	Options	Exercise	Expiration
Name	Date (1)	Exercisable (#)	Unexercisable (#)	Price ($)	Date
Kendall Larsen
Chief Executive Officer,	03/23/2006	41,516	0	0.2408712	03/22/2016
President and Director	12/31/2007	106,660	106,659	6.468	12/30/2012
	04/03/2009	0	151,558	1.265	04/02/2014
	04/03/2009	0	433,867	1.15	04/02/2019

William E. Sliney
Chief Financial Officer	12/31/2007	191,548	191,547	5.88	12/30/2017

(1)
All of the stock options referenced in this column vest and become exercisable with respect to 1/4 of the shares on the first anniversary of the date of grant and 1/48th of the shares each month thereafter, subject to the recipient’s continued service with the Company and provided that all unvested shares will vest and become exercisable immediately prior to the consummation of a change of control of the Company.

Option Exercises and Stock Vested in Fiscal Year 2009
No options were exercised and no stock was acquired upon vesting by our Named Executive Officers in the fiscal year 2009.

Equity Compensation Plan Information
The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under its existing equity compensation plans as of December 31, 2009.

Number of
Securities
	Number of		Remaining
	Securities to		Available for
	be Issued		Future Issuance
	Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options,	Options,	Securities
	Warrants	Warrants and	Reflected in
Plan Category	and Rights	Rights	Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,785,790	$2.57	1,417,229
Equity compensation plans not approved by security holders	—		—
Total	5,785,790	$2.57	1,417,229
Transactions with Related Persons
Our Code of Ethics requires each of our directors, employees, officers, and consultants to disclose any significant interest in any related party transaction and that interest must be approved in writing by our legal department. If it is determined that the transaction is required to be reported under SEC rules, then the transaction will be subject to the review and approval by our audit committee of our Board. A copy of our Code of Ethics is available on our website at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab.
The charter of our audit committee affirms that one of our audit committee’s responsibilities is to review and approve material related party transactions and related party transactions that are required to be disclosed in our public filings. We annually require each of our directors and executive officers to complete a Questionnaire for Directors, Officers and 5% Stockholders that elicits information about related party transactions as such term is defined by SEC rules and regulations. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

The following is a description of each transaction in the last fiscal year and each currently proposed transaction in which:
•	we have been or are to be a participant;
•	the amount involved exceeds the lesser of $120,000 or one percent the average of our total assets as of December 31, 2008 and 2009; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Stock Option Grants
We have granted stock options to our executive officers and certain of our directors under our 2007 Stock Plan. See “Director Compensation” starting on page 21 and “Executive Compensation” starting on page 23 for a further description of these option awards.
Advisory Service Agreement
In connection with the consummation of the merger between VirnetX Holding Corporation and VirnetX in 2007, we assumed certain obligations under an Advisory Service Agreement dated November 6, 2006 by and between VirnetX and MDB Capital Group LLC, as amended by the terms of that certain Release Agreement between the same parties, which was executed on July 5, 2007. MDB Capital Group was a stockholder of VirnetX prior to the merger and Christopher Marlett, a principal at MDB Capital Group, is currently one of our stockholders as a result of the merger. MDB Capital Group’s affiliates include Anthony DiGiandomenico and Robert Levande, each of whom is one of our existing stockholders as a result of the merger.
Additionally, in connection with the consummation of the merger, we entered into the following agreements and transactions with certain of our directors, executive officers and 5% stockholders:
Indemnification Agreements
We entered into Indemnification Agreements with each person who became one of VirnetX Holding Corporation’s directors or officers in connection with the consummation of the merger between VirnetX Holding Corporation and VirnetX Inc., pursuant to which, among other things, we will indemnify such directors and officers to the fullest extent permitted by Delaware law, and provide for advancement of legal expenses under certain circumstances. The Indemnification Agreements are effective as of July 5, 2007 and were filed as exhibits to our Current Report on Form 8-K filed with the SEC on July 12, 2007.
Registration Rights Agreement
Effective as of July 5, 2007, we entered into a Registration Rights Agreement with all of the persons who were issued shares of our common stock and securities convertible into shares of our common stock in the merger.
Pursuant to the Registration Rights Agreement, the security holders have a right to request that we register for resale (a) the shares of common stock issued to such persons in the merger and (b) the shares of common stock underlying convertible notes, options and warrants issued to such persons in the merger. We are required to cause each such registration statement filed as a result of such requests to be declared effective under the Securities Act as promptly as possible after the filing thereof and to keep such registration statement continuously effective under the Securities Act until the earlier of (1) the date when all shares included in the registration statement have been sold; (2) the date that all shares can be sold pursuant to Rule 144; and (3) one year from the effective date of such registration statement.

Additionally, the Registration Rights Agreement provides the security holders with “piggyback” registration rights such that at any time there is not an effective registration statement covering the common stock described above and we file a registration statement relating to an offering for our own account or the account of others under the Securities Act, other than in connection with any acquisition of any entity or business or equity securities issuable in connection with stock options or other employee benefit plans and other than in connection with this offering, then we are required to send notice to the security holders of such intended filing at least 20 days prior to filing such registration statement and we are required to automatically include in such registration statement all shares of common stock issued in the merger and all shares of common stock underlying convertible notes, options and warrants issued in the merger.
Each security holder also has indemnified us, our directors, officers, agents, and certain other control persons against damages arising out of or based upon: (1) such security holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (2) such security holder’s provision of any untrue or alleged untrue statement of a material fact to be contained in any registration statement or prospectus, or arising out of or relating to any such security holder’s omission or alleged omission of a material fact required to be stated therein or necessary to make the statements contained in such registration statement or prospectus not misleading.
Transactions Between the Company and William E. Sliney
From March 2002 until July 5, 2007, the Company utilized the office space and equipment of its then officer, William E. Sliney, at no cost. Management estimates the value thereof to be immaterial.
Promoters and Control Persons
Glenn Russell was a founder and owned approximately 60% of the outstanding shares of VirnetX Holding Corporation immediately prior to the merger between VirnetX Holding Corporation and VirnetX. Mr. Russell received no compensation in connection with the merger between VirnetX and VirnetX Holding Corporation. Mr. Russell’s historical compensation from VirnetX Holding Corporation in his capacity as its Chief Executive Officer prior to the merger has been disclosed in VirnetX Holding Corporation’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended.

Voting Agreement
On December 12, 2007, we entered into a Voting Agreement with the following stockholders that collectively own 4,766,666 shares of our common stock, representing approximately 12.76% of our outstanding shares as of December 31, 2007:
•	San Gabriel Fund, LLC

•	JMW Fund, LLC

•	John P. McGrain

•	The John P. McGrain Grantor Retained Annuity Trust u/t/d/ June 25, 2007

•	John P. McGrain, SEP IRA

•	John P. McGrain, 401K

•	The Westhampton Special Situations Fund, LLC

•	The Kirby Enterprise Fund, LLC

•	Kearney Properties, LLC

•	Kearney Holdings, LLC

•	Charles F. Kirby, Roth IRA

•	Charles F. Kirby
The Voting Agreement requires each of the above stockholders to vote all of the shares of our voting stock held by them from time to time in favor of the directors nominated by our Board and in a manner proportional to all the other votes cast by shares present and voting with respect to any other matter brought to the stockholders for a vote. This voting arrangement was an initial listing requirement and continues to be a requirement for our common stock to be listed on the NYSE Amex.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms we received, we believe that during the 2009 fiscal year all Section 16(a) filing requirements applicable to our officers, directors, and 10% stockholders were satisfied. except as indicated herein.

Voting Securities and Principal Holders
The following table sets forth the beneficial ownership of our common stock as of April 15, 2010 by:
•
all persons known to us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act or in statements made to us, to be the beneficial owners of more than 5% of our common stock and based on the records of Corporate Stock Transfer, Inc., our transfer agent;

•	each director;
•	each of our Named Executive Officers in the table under “Executive Compensation — Summary Compensation Table” on page 29 of this proxy statement; and
•	all current directors and executive officers as a group.
This table lists applicable percentage ownership based on 43,704,663 shares of common stock outstanding as of April 15, 2010. Securities that a person has a right to acquire pursuant to SEC rules within 60 days of April 15, 2010 are deemed to be beneficially owned by the persons holding these options for the purpose of computing the number of shares owned by, and percentage ownership of, that person, but are not treated as outstanding for the purpose of computing any other person’s number of shares owned or ownership percentage.
Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses, to the best of our knowledge, sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each executive officer and director, unless indicated otherwise, is c/o VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066.

	Amount and Nature
	of Beneficial		Percent
Name and Address of Beneficial Owner	Ownership (1)		Of Class
5% or Greater Stockholders:

Kendall Larsen	8,965,124	(2)	20.14%
Directors and Executive Officers:
Kendall Larsen	8,965,124	(2)	20.14%
Edmund C. Munger	1,133,179	(3)	2.53%
William E. Sliney	236,161	(4)	*
Thomas M. O’Brien	142,498	(5)	*
Michael F. Angelo	90,683	(6)	*
Scott C. Taylor	49,167	(7)	*
All directors and executive officers as a group (6 persons):	10,616,811	(8)	23.12%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are exercisable or convertible at or within 60 days of April 15, 2010 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)
Includes 811,932 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 15, 2010 as follows: 343,333 options held by Mr. Larsen and 468,599 options held by Mrs. Larsen. Excludes 608,530 shares held by Mrs. Larsen’s revocable trust and 1,478 shares held by an immediate family member who shares the Larsen family household. Mr. Larsen disclaims beneficial ownership of the excluded shares.

(3)
Includes (i) 1,018,245 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 15, 2010, and (ii) 23,334 shares issuable pursuant to warrants.

(4)
Includes (i) 232,000 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 15, 2010, and (ii) 2,000 shares issuable pursuant to warrants.

(5)
Includes (i) 49,167 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 15, 2010, and (ii) 46,666 shares issuable pursuant to warrants.

(6)	Includes 49,167 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 15, 2010.

(7)	Includes 49,167 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 15, 2010.

(8)
Includes 2,209,67 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 15, 2010 beneficially held by our directors and executive officers as a group.

(*)	Less than 1%.

PROPOSAL I
ELECTION OF CLASS III DIRECTOR
As of the date of this proxy statement, our Board is composed of five directors. Our Board is divided into three classes, with the term of office of one class expiring each year. We currently have five directors with two directors in each of Class I and Class II and one director in Class III. The term of office of our Class III director, Michael F. Angelo, will expire at the Annual Meeting, when he retires, or when his successor is duly elected or appointed. The terms of office of our Class I directors, Kendall Larsen and Scott C. Taylor, will expire at the 2011 Annual Meeting of Stockholders, when they retire, or when their respective successors are duly elected or appointed. The terms of office of our Class II directors, Thomas M. O’Brien and Edmund C. Munger, will expire at the 2012 Annual Meeting of Stockholders, when they retire, or when their respective successors are duly elected or appointed.
At the Annual Meeting, stockholders will elect one Class III director, for a term of three years, or until he retires or until his successor is duly elected or appointed.
Nominee for Class III Director: Michael F. Angelo
For more information on this nominee, see “Board of Directors” starting on page 7 of this proxy statement.
Your Board Recommends That Stockholders
Vote FOR the Nominee Listed Above.

PROPOSAL II
RATIFICATION OF APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board has appointed, subject to ratification by our stockholders, Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.
Your Board Recommends That Stockholders
Vote FOR The Ratification Of Appointment Of Farber Hass Hurley LLP As Our
Independent Registered Public Accounting Firm.

Other Matters
The Board is not aware of any other matters to be presented at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority with respect to such matter.
Availability of Form 10-K
We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2009, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please send a request to: Secretary, VirnetX Holding Corporation, 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, telephone (831) 438-8200. Our Annual Report on Form 10-K and our other filings with the SEC, including exhibits, are also available for free online at http://www.virnetx.com under the “SEC Filings” link in the “Investors” tab and at the SEC’s Internet site, http://www.sec.gov.
By Order of the Board of Directors,

/s/ Lowell D. Ness Lowell D. Ness
Secretary

PROXY
VIRNETX HOLDING CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 4, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of VIRNETX HOLDING CORPORATION hereby nominates, constitutes and appoints Kendall Larsen the true and lawful attorney and proxy, with full power of substitution, for me and in my name, place and stead, to act and vote all of the common stock of VirnetX Holding Corporation standing in my name and on its books on April 28, 2010 at the Annual Meeting of Stockholders to be held at Orrick, Herrington & Sutcliffe LLP’s offices at 1000 Marsh Road, Menlo Park, California 94025 on June 4, 2010 at 10:00 a.m., Pacific Time, and at any adjournment thereof, with all the powers the undersigned would possess if personally present.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINATED BY THE BOARD OF DIRECTORS, UNTIL HIS RESIGNATION, OR UNTIL HIS SUCCESSOR IS DULY ELECTED OR APPOINTED. THE BOARD ALSO RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FARBER HASS HURLEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting To Be Held on June 4, 2010.
You can view the proxy statement, this proxy card and the annual report to stockholders for the year ended December 31, 2009 at http://phx.corporate-ir.net/phoenix.zhtml?c=67430&p=irol-reportsAnnual.
PLEASE SIGN AND DATE ON REVERSE

1. Election of the Class III Director. A proposal to elect the person listed below to serve until the Annual Meeting of Stockholders in the year 2013, until his resignation, or until his successor is duly elected or appointed.
☐	FOR THE NOMINEE	☐	WITHHOLD AUTHORITY FOR THE NOMINEE

Nominee:
(1)	Michael F. Angelo

2. Ratification of Appointment of Farber Hass Hurley LLP as the Company’s Independent Registered Public Accounting Firm.						☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.	☐ I/WE INTEND TO ATTEND THE MEETING IN PERSON.

NOTE: Signature(s) should agree with name(s) on VirnetX Holding Corporation stock certificate(s). Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships should so indicate when signing. All joint owners must sign.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders for the June 4, 2010 Annual Meeting, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorney and proxy.

Dated: , 2010
PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM AS SOON AS POSSIBLE USING THE ENCLOSED ENVELOPE.
Signature(s)

Signature(s)